                                                                   EXHIBIT 99.1

                                 FORCENERGY INC
                           CONSOLIDATED BALANCE SHEET
                         (IN THOUSANDS, EXCEPT RATIOS)
                                    11/30/99


                    ASSETS                                                     CURRENT       PRIOR                     PRIOR
                                                                                MONTH        MONTH        BUDGET      YEAR-END
                                                                              ----------   ----------   ----------   ----------
Cash - non-debtor                                                             $    5,735   $    5,807   $       --   $    1,690
Cash - debtor                                                                     90,795       86,744           --           --
Accounts Receivable                                                               39,210       38,428           --       28,433
Prepaid Expenses                                                                   2,869        2,939           --        3,635
Other                                                                             27,547       22,736           --       16,033
                                                                              ----------   ----------   ----------   ----------
 TOTAL CURRENT ASSETS                                                            166,156      156,654           --       49,791
                                                                              ----------   ----------   ----------   ----------
PROPERTY AND EQUIPMENT AT COST
Oil and Gas Properties                                                         1,537,374    1,529,216           --    1,479,709
Property &  Equipment                                                             13,288       13,236           --        9,809
                                                                              ----------   ----------   ----------   ----------
                                                                               1,550,662    1,542,452           --    1,489,518
Accumulated Depletion, Depreciation & Amortization                              (986,484)    (978,285)          --     (878,570)
                                                                              ----------   ----------   ----------   ----------
 NET PROPERTY & EQUIPMENT                                                        564,178      564,167           --      610,948
                                                                              ----------   ----------   ----------   ----------
OTHER ASSETS                                                                      15,123       15,951           --       17,729
                                                                              ----------   ----------   ----------   ----------
TOTAL ASSETS                                                                  $  745,457   $  736,772   $       --   $  678,468
                                                                              ==========   ==========   ==========   ==========




       LIABILITIES & STOCKHOLDER'S EQUITY
                                                    DEBTOR       NON-DEBTOR
                                                  ----------     ----------
Accounts Payable                                  $    7,935     $    3,367     $ 11,302     $ 13,269     $     --     $     --
Accrued Interest                                      17,917             --       17,917       15,483           --           --
Revenue and Royalties Payable                          4,335          4,335        3,003           --                        --
Accrued Drilling Costs                                12,805          1,000       13,805       10,231           --           --
Other Accrued Expenses                                 7,735            576        8,311        9,869           --           --
Deferred Taxes                                         5,737          5,737        4,218           --                        --
Notes Payable                                            559            559          639           --                        --
                                                  ----------     ----------   ----------   ----------   ----------   ----------
            TOTAL POST-PETITION LIABILITIES           57,023          4,943       61,966       56,712           --           --
                                                  ----------     ----------   ----------   ----------   ----------   ----------

Accounts Payable                                                                  67,369       67,518           --       42,183
Revenue and Royalties Payable                                                      4,764        4,764           --        4,588
Accrued Interest                                                                   9,019        9,019           --       10,799
Accrued Drilling Costs                                                                --           --           --       25,725
Other Accrued Expenses                                                             1,979          647           --       23,724
Notes Payable                                                                      1,562        1,785           --           --
Current Maturities of Long-term Debt                                             689,473      689,473           --       27,112
                                                                              ----------   ----------   ----------   ----------
               TOTAL PRE-PETITION LIABILITIES                                    774,166      773,206           --      134,131
                                                                              ----------   ----------   ----------   ----------
 TOTAL CURRENT LIABILITIES                                                       836,132      829,918           --      134,131
                                                                              ----------   ----------   ----------   ----------
LONG-TERM DEBT                                                                        --           --           --      644,588
                                                                              ----------   ----------   ----------   ----------
STOCKHOLDER'S EQUITY
Common Stock                                                                         248          248           --          247
Capital in excess of par value                                                   346,446      346,446           --      346,135
Retained Earnings (Deficit) - Post-petition                                       24,203       21,732           --           --
Retained Earnings (Deficit) - Pre-petition                                      (461,572)    (461,572)          --     (466,634)
                                                                              ----------   ----------   ----------   ----------
 TOTAL STOCKHOLDERS EQUITY                                                       (90,675)     (93,146)          --     (120,252)
                                                                              ----------   ----------   ----------   ----------
 TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                   $  745,457   $  736,772   $       --   $  658,468
                                                                              ==========   ==========   ==========   ==========

OUTSTANDING COMMON SHARES                                                         24,756       24,756           --       24,747